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                                                                EXHIBIT 10.39



NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS, AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR, IF AN EXEMPTION FROM REGISTRATION SHALL BE AVAILABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL ACCEPTABLE TO THE Corporation THAT SUCH REGISTRATION IS NOT REQUIRED.

          Void after 5:00 p.m. Eastern Standard Time, on July 1, 2002.

               Warrant to Purchase 500,000 Shares of Common Stock.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                         LITHIUM TECHNOLOGY CORPORATION

         This is to certify that Interlink Management Corporation (the "Holder") is entitled to purchase, subject to the provisions of this Warrant, from the Corporation 500,000 fully paid, validly issued and nonassessable shares of common stock, $.01 par value, of the Corporation ("Common Stock") at a price of $.40 per share on or before July 1, 2002 (the "Expiration Date"). The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price".

         1.       VESTING; EXERCISE OF WARRANT.

                  (a) This Warrant shall vest and be exercisable immediately upon the closing date of the sale of certain notes in the principal amount of $3,250,000 to a maximum of $5,500,000 pursuant to the Senior Secured Convertible Note Purchase Agreement of even date herewith (the "Note Purchase Agreement") between Lithium Link LLC and the Corporation and is subject to the Consulting Agreement as defined in, and attached to, the Note Purchase Agreement.

                  (b) This Warrant may be exercised by presentation and surrender hereof to the Corporation at its principal office with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares



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specified in such form. As soon as practicable after each such exercise of the
Warrants, but no later than seven (7) days from the date of such exercise, the Corporation shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder. Upon receipt by the Corporation of this Warrant at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Corporation shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder.

                  (c)      Compliance with the Securities Act.

                           (1)  The Holder may exercise its Warrants if it is
an "accredited investor" or a "qualified institutional buyer", as defined in Regulation D and Rule 144A under the Securities Act, respectively, provided each of the following conditions is satisfied:

                           (a) The Holder establishes to the reasonable satisfaction of the Corporation that it is an "accredited investor" or "qualified institutional buyer"; and

                           (b) The Holder represents that it is acquiring the underlying common stock for its own account and that it is not acquiring such underlying common stock with a view to, or for offer or sale in connection with, any distribution thereof (within the meaning of the Securities Act) that would be in violation of the securities laws of the United States or any state thereof, but subject, nevertheless, to the disposition of its property being at all times within its control.

                           (2)  In the event of a proposed exercise that does
not qualify under Section (c)(1) above, the Holder may exercise its Warrants only if:

                           (a) the Holder gives written notice to the Corporation of its intention to exercise, which notice (i) shall describe the manner and circumstances of the proposed transaction in reasonable detail and (ii) shall designate the counsel for the Holder, which counsel shall be satisfactory to the Corporation;

                           (b) counsel for the Holder shall render an opinion, in form and substance satisfactory to the Corporation, to the effect that such proposed

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                           exercise may be effected without registration under
                           the Securities Act or under applicable Blue Sky laws; and

                           (c) the Holder complies with Section (c)(1)(b) above.


                           (3)  All stock certificates issued pursuant to the
exercise of the Warrants shall bear the following legend:

                           THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. SUCH SHARES MAY BE OFFERED, SOLD OR TRANSFERRED ONLY IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

         2. RESERVATION OF SHARES. The Corporation shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrants.

         3. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

         4. LOSS OF WARRANT. Upon receipt by the Corporation of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Corporation, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

         5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Corporation, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Corporation except to the extent set forth herein.

         6. ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number and kind of securities purchasable upon

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the exercise of the Warrants shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  (a) In case the Corporation shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock immediately prior to such action. Such adjustment shall be made each time any event listed above shall occur.

                  (b) If the Corporation shall, at any time after the date hereof and through and including the earlier of (A) the conversion and/or payment in full of the Term Notes (as defined in the Note Purchase Agreement) or
(B) the eighteen-month anniversary of the date hereof, issue rights, options or warrants exercisable into Common Stock, the Exercise Price shall be subject to adjustment as follows. If the price at which Common Stock is issuable pursuant to such rights, options or warrants (the "Subscription Price") is less than the current market price of the Common Stock (as defined in Subsection (d) below) on the record date for such distribution, the Exercise Price in effect immediately prior to such issuance shall be multiplied by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock which the aggregate Subscription Price of the total number of shares of Common Stock issuable upon exercise of such rights, options or warrants would purchase at the then current market price of the Common Stock, and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock issuable upon exercise of such rights, options or warrants. If the Subscription Price is greater than or equal to the current market price (as defined in Subsection (d) below) of the Common Stock on the record date for such distribution, but less than the then effective Exercise Price, the Exercise Price in effect immediately prior to such issuance shall be multiplied by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock which the aggregate Subscription Price of the total number of shares of Common Stock issuable upon exercise of such rights or options would purchase at the Exercise Price in effect immediately prior to such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding on such record date

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plus the number of shares of Common Stock issuable upon exercise of such rights, options or warrants. If the Subscription Price is greater than or equal to the current market price of the Common Stock on the record date for such distribution, and greater than or equal to the then effective Exercise Price, then there shall be no adjustment under this Subsection. Such adjustment shall be made each time such rights, warrants or options are issued and shall become effective immediately after the record date for the determination of Shareholders entitled to receive such rights, warrants or options; and to the extent that any such rights, warrants or options expire or are redeemed without the exercise or conversion thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments been made upon the basis of the issuance of only the number of shares of Common Stock actually issued.

                  (c) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsections (a) or (b) above, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

                  (d) For the purpose of any computation under Subsection (b) above, the current market price per share of Common Stock at any date shall be deemed to be the lower of (i) the average of the mean of the high and low bid prices for 30 consecutive business days before such date or (ii) the mean of the high and low bid price on the business day immediately preceding such date, as reported by the Trading and Market Services Division of the Nasdaq Stock Market, Inc. or, if the stock is then listed on the OTC Bulletin Board, by the National Association of Securities Dealers, Inc., if the stock is listed on the Nasdaq system is no longer reporting such information, or if not so available, the fair market price as determined by the Board of Directors in good faith in the exercise of their best business judgment taking into account all relevant information known to them.

                  (e) All calculations under this Section 6 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 6 to the contrary notwithstanding, the Corporation shall be entitled, but shall not be required, to make such changes in the Exercise Price in addition to those required by this Section 6, as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Corporation shall not result in any Federal Income tax liability to the holders of the Common Stock or securities convertible into Common Stock (including warrants).


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                  (f) Whenever the Exercise Price is adjusted, as herein
provided, the Corporation shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of each Warrant to be mailed to the Holder, at its last address appearing in the Warrant Register. The Corporation may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Corporation) to make any computation required by this Section 6, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

         7. OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section, the Corporation shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Warrant executed and delivered pursuant to Section 1 and the Corporation shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

         8. NOTICES TO WARRANT HOLDER. So long as this Warrant shall be outstanding, (i) if the Corporation shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Corporation shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights or (iii) if any capital reorganization of the Corporation, reclassification of the capital stock of the Corporation, consolidation or merger of the Corporation with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Corporation to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Corporation shall be effected, then in any such case, the Corporation shall cause to be mailed by certified mail to the Holder, at least ten days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification,

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reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

         9. RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Corporation, or in case of any consolidation or merger of the Corporation with or into another corporation (other than the merger with the Holder or a merger with a subsidiary in which merger the Corporation is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Corporation as an entirety, the Corporation shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant, at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which said Holder would have received if he had exercised this Warrant immediately prior to such transaction. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments of this Section 9 and shall similarly apply to successive reclassification, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Corporation other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (a) of Section 6 hereof.

         10.      REGISTRATION RIGHTS.

                  (a) Demand Registration. At any time after the date of this Warrant and prior to the third anniversary of this Warrant, the Holder(s) of 90% of the Warrant Shares (adjusted in accordance with this Warrant by any subsequent stock splits, stock dividends, combinations and the like) may demand registration under the Securities Act of 1933, as amended (the "Securities Act") of the Warrant Shares. The registration requested pursuant to this Section 10 is referred to herein as the "Demand Registration".

                  (b) Number of Demand Registrations. The Holder(s) shall be entitled to a total of one (1) Demand Registration.


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                  (c) Priority on Demand Registrations. If the Demand
Registration is an underwritten offering, and the managing underwriters advise the Corporation in writing that in their opinion the number of shares of Warrant Shares requested to be included exceeds the number of shares of Warrant Shares which, under the current market conditions, can be sold in such offering at the price expected to be obtained for such shares by the Holder in a commercially reasonable sale, the Corporation will include in such registration prior to the inclusion of any securities which are not shares of Warrant Shares the number of shares of the Holder's Warrant Shares requested to be included which in the opinion of such underwriters can be sold, and the balance of the shares of Warrant Shares which the Holder requested to be included in such offering shall be withheld from sale for a period of time requested by the underwriters, but not to exceed twelve months from the effective date of this registration statement.

                  (d) Restrictions on Demand Registration. The Corporation will not be obligated to effect a Demand Registration within one hundred twenty (120) days after the effective date of a registration statement in which Warrant Shares of the Holder are included pursuant to the Holder's exercise of "piggyback rights" pursuant to Section 10 hereof. The Corporation may postpone for a period not exceeding ninety (90) days the filing or the effectiveness of a registration statement for a Demand Registration if the Corporation provides the Holder with written notice that in the Corporation's good faith judgment such Demand Registration might have an adverse effect on any proposal or plan by the Corporation to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, public offering or similar transaction, provided that, in such event, the Holder will be entitled to withdraw such Demand Registration request and that, if such request is withdrawn, such Demand Registration will not be considered the one (1) Demand Registration to which the Holder is entitled.

                  (e) Participation in Registered Offerings ("Piggyback Rights"). If the Corporation at any time or times after the date of this Agreement and prior to the third anniversary of this Agreement proposes or is required to register any of its shares or other equity securities for public sale for cash under the Securities Act (other than on Forms S-4 or S-8 or similar registration forms), it will at each such time or times give written notice to the Holder of its intention to do so. Upon the written request of the Holder given within twenty (20) days after receipt of any such notice, the Corporation shall use its best efforts to cause to be included in such registration any Warrant Shares held by the Holder and requested to be registered under the Securities Act and any applicable state securities laws; provided, that if the managing underwriter advises that less than all of the shares to be registered should be offered for sale so as not materially and adversely to affect the price or salability of the

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offering being registered by the Corporation, the Holder (but not the
Corporation to the extent it desires to include shares for its own account) shall reduce on a pro rata basis the number of its shares to be included in the registration statement as required by the underwriter to the extent requisite to permit the sale or other disposition (in accordance with the intended method of disposition thereof as aforesaid) by the prospective seller or sellers of the securities so registered. The registration requested pursuant to this Section
(e) is referred to herein as the "Piggyback Registration".

                  (f) Number of Piggyback Registrations. The Holder shall be entitled to a total of one (1) Piggyback Registration.

                  (g) Obligations of the Holder. It shall be a condition precedent to the obligation of the Corporation to register any Warrant Shares pursuant to subsections (a) through (f) above that the Holder shall (i) furnish to the Corporation such information regarding the Warrant Shares held and the intended method of disposition thereof and other information concerning the Holder as the Corporation shall reasonably request and as shall be required in connection with the registration statement to be filed by the Corporation; (ii) agree to abide by such additional or customary terms affecting the proposed offering as are applicable to shareholders in any such registration as reasonably may be requested by the managing underwriter of such offering, including a requirement, if applicable, to withhold from the public market for a period of up to twelve months after any such offering, any shares excluded from the offering at the instance of the underwriter as permitted under subsections
(a) through (f) above, and (iii) agree in writing in form satisfactory to the Corporation to pay all underwriting discounts and commissions applicable to the securities being sold by the Holders. If after a Demand Registration or Piggyback Registration becomes effective the Corporation advises the Holder that the Corporation considers it appropriate to amend or supplement the applicable registration statement, the Holder shall suspend further sales of the Warrant Shares until the Corporation advises the Holder that such registration statement has been amended or supplemented.

                  (h) Registration Proceedings. If and whenever the Corporation is required by the provisions of subsections (a) through (f) above to effect the registration of Warrant Shares under the Securities Act, until the securities covered by such registration statement have been sold or for nine (9) months after effectiveness, whichever is the shorter period of time, the Corporation shall:

                           (i) Prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such

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                                    registration statement to become and remain
                                    effective;

                           (ii)     Prepare and file with the SEC such
                                    amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective;

                           (iii)    Furnish to the Holder and to the
                                    underwriters of the securities being
                                    registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

                           (iv) Use its best efforts to register or qualify the securities covered by such registration statement under such state securities or Blue Sky Laws of such jurisdictions as the Holder may reasonably request within twenty
                                    (20) days following the original filing of such registration statement, except that the Corporation shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                           (v) Notify the Holder, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                           (vi) Notify the Holder promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information; and

                           (vii) Prepare and promptly file with the SEC and promptly notify the Holder of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as

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                                    then in effect would include an untrue
                                    statement of a material fact or omit to
                                    state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Notwithstanding any provision herein to the contrary, the Corporation shall not be required to amend, supplement, or update a prospectus contained in a Demand Registration or Piggyback Registration if to do so would result in an unduly burdensome expense to the Corporation.

                  (i) Expenses. With respect to each inclusion of Warrant Shares in a registration statement pursuant to subsections (a) through (f) above, all registration expenses, fees, costs and expenses of and incidental to such registration, inclusion and public offering in connection therewith shall be borne by the Corporation; provided, however, that the Holder participating in the registration shall bear its own professional fees and its pro rata share of the underwriting discount and commissions. The fees, costs and expenses of registration to be borne by the Corporation shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Corporation, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Corporation and/or selling security holders are required to bear such fees and disbursements), and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky Laws of any jurisdiction in which the securities to be offered are to be registered or qualified.

                  (j) Indemnification of the Holder. Subject to the conditions set forth below, in connection with any registration of Warrant Shares pursuant to subsections (a) through (f) hereof, the Corporation agrees to indemnify and hold harmless the Holder selling securities pursuant to said subsections, any underwriter for the Corporation or acting on behalf of the Holder selling securities and each person, if any, who controls the Holder, within the meaning of Section 15 of the Securities Act, as follows:

                           (i) Against any and all loss, claim, damage and expense whatsoever arising out of or based upon (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending any litigation, commenced or threatened, or any claim whatsoever based upon) any untrue or alleged untrue statement of a material fact contained in any preliminary prospectus (if used prior to the effective date of the registration statement), the registration

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                                    statement or the prospectus (as from time to
                                    time amended and supplemented), or in any application or other document executed by the Corporation or based upon written information furnished by the Corporation filed in any jurisdiction in order to qualify the Corporation's securities under the securities laws thereof, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or any other violation of applicable federal or state statutory or regulatory requirements or limitations relating to action or inaction by the Corporation in the course of preparing, filing, or implementing such registered offering; provided, however, that the indemnity agreement contained in this subsection (j)(i) shall not apply to any loss, claim, damage, liability or action arising out of or based upon any untrue or alleged untrue statement or omission made in reliance upon and in conformity with any information furnished in writing to the Corporation by or on behalf of the Holder expressly for use in connection therewith or arising out of any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading;

                           (ii)     Subject to the proviso contained in
                                    subsection (j)(i) above, against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any untrue statement or omission (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any such litigation or claim) if such settlement is effected with the written consent of the Corporation; and

                           (iii) In no case shall the Corporation be liable under this indemnity agreement with respect to any claim made against such seller, underwriter or any such controlling person unless the Corporation shall be notified, by letter or by telegram confirmed by letter, of any action commenced against such persons, promptly after such person shall have been

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                                    served with the summons or other legal
                                    process giving information as to the nature and basis of the claim. The failure to so notify the Corporation, if prejudicial in any material respect to the Corporation's ability to defend such claim, shall relieve the Corporation from its liability to the indemnified person under this subsection
                                    (j), but only to the extent that the
                                    Corporation was prejudiced. The failure to so notify the Corporation shall not relieve the Corporation from any liability which it may have otherwise than on account of this indemnity agreement. The Corporation shall be entitled to participate at its own expense in the defense of any suit brought to enforce any such claim, but if the Corporation elects to assume the defense, such defense shall be conducted by counsel chosen by it, provided such counsel is reasonably satisfactory to the sellers or controlling persons, defendants in any suit so brought. In the event the Corporation elects to assume the defense of any such suit and retain such counsel, the sellers, underwriter or controlling persons, defendants in the suit, shall, after the date they are notified of such election, bear the fees and expenses of any counsel thereafter retained by them, as well as any other expenses thereafter incurred by them in connection with the defense thereof; provided, however, that if the sellers, underwriter or controlling persons reasonably believe that there may be available to them any defense or counterclaim different than those available to the Corporation or that representation of such sellers, underwriters or controlling persons by counsel for the Corporation presents a conflict of interest for such counsel, then such sellers, underwriter and controlling person shall be entitled to defend such suit with counsel of their own choosing and the Corporation shall bear the fees, expenses and other costs of such separate counsel.

                  (k) Indemnification of the Corporation. The Holder selling securities in any registered offering pursuant to subsections (a) through (f) above hereof agrees to indemnify and hold harmless the Corporation, each underwriter for the offering, and each of their officers and directors and agents and each other person, if any, who controls the Corporation and underwriter within the meaning of Section 15 of the Securities Act against any and all such losses, liabilities, claims, damages and expenses as are indemnified against by the Corporation under subsection (j) above; provided, however, that such indemnification by the Holder hereunder shall be limited to any losses, liabilities, claims, damages, or expenses to the extent caused by any untrue statement of a material fact or omission of a material fact (required to be stated therein or necessary to make statements therein not misleading), if any made (or in settlement of any litigation effected with the written consent of such sellers, alleged to have been made) in any preliminary prospectus, the registration statement or prospectus or any amendment or supplement thereof or in any application or other document in reliance upon, and in conformity with, written information furnished in respect of such seller by or on behalf of such seller expressly for use in any preliminary prospectus, the registration statement or prospectus or any amendment or supplement thereof or in any such application or other document or arising out of any action or inaction of such seller in implementing such registered offering. In case any action shall be brought against the Corporation, or any other person so indemnified, in respect of which indemnity may be sought against any seller, such seller shall have the rights and duties given to the Corporation, and each other person so indemnified shall have the rights and duties given to the Holder, by the provisions of subsection (j)(iii). The person indemnified agrees to notify the sellers promptly after the assertion of any claim against the person indemnified in connection with the sale of securities.

                  (l) If the indemnification provided for in subsections (j) and
(k) above are unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnified party, on one hand, and such indemnifying party, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities (or actions in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnified party, on one hand, or such indemnifying party, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person who has committed fraudulent misrepresentation (within the meaning of the Securities
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof referred to above in this subsection (1) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

                  (m) Participation by Other Shareholders. The Corporation may agree with its shareholders, other than the Holder, or others to allow their participation in any registered offering, which may be requested pursuant to subsections (a) through (f) above.

         11. ASSIGNMENT OF WARRANT. This Warrant may not be assigned by the Holder without the expressed written consent of the Corporation. In the event a transfer is requested not pursuant to an effective registration statement under the Securities Act, the transferring Holder will, if reasonably requested by the Corporation, deliver to the Corporation an opinion of counsel, satisfactory in form and substance to the Corporation, that such transfer is being made in accordance with an exemption from registration under the Securities Act; and provided further that any request for transfer be accompanied by a written instrument of transfer in form reasonably acceptable to the Corporation.




Dated:  September 22, 1997



                                         LITHIUM TECHNOLOGY CORPORATION


                                         By:__________________________
                                         Name:________________________
                                         Title:_______________________

                             [Form of Subscription]

               (To be Exercised by the Holder Desiring to Exercise
              Warrants Evidenced by the Within Warrant Certificate)

To:      LITHIUM TECHNOLOGY CORPORATION

         The undersigned hereby irrevocably elects to exercise        Warrants,
evidenced by the within Warrant Certificate, for, and to purchase thereunder, shares of Common Stock of Lithium Technology Corporation issuable upon
exercise of said Warrants and delivery of $         in cash.

         The undersigned requests that certificates for such shares be issued in the name of Lithium Link Management Corporation.

SOCIAL SECURITY
OR TAX IDENTIFICATION NUMBER:


INTERLINK MANAGEMENT CORPORATION



By:
(Please print name and address)









                                                              (Signature)

         If said number of Warrants shall not be all of the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of the Holder and delivered to:





(Please print address)









                                                              (Signature)





NOTICE: The signature on this subscription form must correspond with the name as written upon the face of the within Warrant Certificate, or upon the assignment thereof, in every particular, without alteration, enlargement, or any change whatsoever and must be guaranteed by a bank, other than a savings bank, or trust company having an office or correspondent in Pennsylvania, or by a firm having membership on a regional securities exchange and an office in Pennsylvania.











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